                                                                    EXHIBIT 10.8


                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000, by and between (i) Carolyn Speese, an individual ("Mrs. Speese"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Partnership"), (ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), and (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:


         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, in connection with Speese's estate planning, it is currently contemplated that Mrs. Speese will acquire a portion of the Speese Included Shares from Speese; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, Mrs. Speese hereby (i) acknowledges that she has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a

Management Stockholder with respect to all Speese Included Shares in which she holds any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, Mrs. Speese acknowledges that the Speese Included Shares acquired by her will contain the legend set forth on Exhibit "A" hereto and the Company covenants to place such a legend on any Speese Included Shares that Mrs. Speese acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by Mrs. Speese except to a Permitted Transferee in accordance with
Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               /s/ Carolyn Speese
                               ------------------------------------------------
                               Carolyn Speese

                               RENT-A-CENTER, INC.
                               a Delaware corporation

                               By: /s/ Robert D. Davis
                                    -------------------------------------------
                               Name: Robert D. Davis
                                     ------------------------------------------
                               Title: Chief Financial Officer
                                      -----------------------------------------

                               APOLLO INVESTMENT FUND IV, L.P.
                               a Delaware limited partnership

                               By:      Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its General Partner

                                            By: /s/ Peter Copses
                                                -------------------------------
                                            Name: Peter Copses
                                                 ------------------------------
                                            Title: Vice President
                                                   ----------------------------

                               APOLLO OVERSEAS PARTNERS IV, L.P.
                               an exempted limited partnership registered in the Cayman Islands

                               By:      Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:   Apollo Capital Management IV, Inc.
                                              its Managing General Partner

                                            By: /s/ Peter Copses
                                               --------------------------------
                                            Name: Peter Copses
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------

                               /s/ J. Ernest Talley
                               ------------------------------------------------
                               J. Ernest Talley


                               /s/ Mark E. Speese
                               ------------------------------------------------
                               Mark E. Speese


                               /s/ Mary Ann Talley
                               ------------------------------------------------
                               Mary Ann Talley

                               /s/ Matthew Talley
                               ------------------------------------------------
                               Matthew Talley

                               /s/ Mark Talley
                               ------------------------------------------------
                               Mark Talley

                               MARK ANDREW TALLEY FAMILY TRUST #1

                               /s/ Mark A. Talley
                               ------------------------------------------------
                               Mark A. Talley, as Trustee

                               MARK ANDREW TALLEY FAMILY TRUST #2

                               /s/ Mark A. Talley
                               ------------------------------------------------
                               Mark A. Talley, as Trustee

                               MATTHEW TALLEY FAMILY TRUST #1

                               /s/ Matthew Talley
                               ------------------------------------------------
                               Matthew Talley, as Trustee

                               MATTHEW TALLEY FAMILY TRUST #2

                               /s/ Matthew Talley
                               ------------------------------------------------
                               Matthew Talley, as Trustee

                               TALLEY MANAGEMENT, INC.
                               a Texas corporation

                               By: /s/ J. Ernest Talley
                                   --------------------------------------------
                               Name: J. Ernest Talley
                                     ------------------------------------------
                               Title: President
                                     ------------------------------------------

                               TALLEY PARTNERS, LTD.
                               a Texas limited partnership

                               By:      Talley Management, Inc.
                                        its General Partner

                                        By: /s/ J. Ernest Talley
                                            -----------------------------------
                                        Name: J. Ernest Talley
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------

                               TALLEY 1999 TRUST

                               By: /s/ J. Ernest Talley
                                   --------------------------------------------
                               J. Ernest Talley, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                             AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000 by and between (i) the Mark Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Mark Speese GRAT"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Partnership"), (ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), and (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, Speese has previously agreed to be bound by the terms to the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Mark Speese GRAT will acquire a portion of the Speese Included Shares from Speese; and

         WHEREAS, Speese will serve as the sole trustee (the "Trustee") of the Mark Speese GRAT; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, the Mark Speese GRAT and the Trustee each hereby (i) acknowledges that each of them has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Speese Included Shares in which it holds any direct or indirect pecuniary, beneficial or voting interest. Furthermore, the Mark Speese GRAT and Trustee each hereby acknowledges that the Speese Included Shares acquired by the Mark Speese GRAT will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Speese Included Shares that the Mark Speese GRAT acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, including, without limitation, any successor Trustee under the Mark Speese GRAT; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Mark Speese GRAT or Trustee except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. Except as permitted by Section 2.2 of the Stockholders Agreement, the Mark Speese GRAT, Trustee, and Speese covenant and agree that no Person other than Speese, Carolyn Speese, Stephen Elken, Jessica Speese, Andrew Speese or Allison Speese can or will (A) be a Trustee or a beneficiary of the Mark Speese GRAT, or (B) have any direct or indirect pecuniary, beneficial or voting interest in the Mark Speese GRAT or the Speese Included Shares held by the Mark Speese GRAT. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                                MARK SPEESE 2000 GRANTOR RETAINED
                                ANNUITY TRUST

                                By: /s/ Mark E. Speese
                                    -------------------------------------------
                                Mark E. Speese, as Trustee

                                RENT-A-CENTER, INC.
                                a Delaware corporation

                                By: /s/ Robert D. Davis
                                    -------------------------------------------
                                Name: Robert D. Davis
                                      -----------------------------------------
                                Title: Chief Financial Officer
                                       ----------------------------------------

                                APOLLO INVESTMENT FUND IV, L.P.
                                a Delaware limited partnership

                                By:      Apollo Advisors IV, L.P.
                                         its General Partner

                                         By: Apollo Capital Management IV, Inc.
                                             its General Partner

                                             By: /s/ Peter Copses
                                                 ------------------------------
                                             Name: Peter Copses
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                APOLLO OVERSEAS PARTNERS IV, L.P.
                                an exempted limited partnership registered in the Cayman Islands

                                By:      Apollo Advisors IV, L.P.
                                         its General Partner

                                         By: Apollo Capital Management IV, Inc.
                                             its Managing General Partner

                                             By: /s/ Peter Copses
                                                 ------------------------------
                                             Name: Peter Copses
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                 /s/ J. Ernest Talley
                                 ----------------------------------------------
                                 J. Ernest Talley

                                 /s/ Mark E. Speese
                                 ----------------------------------------------
                                 Mark E. Speese

                                 /s/ Mary Ann Talley
                                 ----------------------------------------------
                                 Mary Ann Talley

                                 /s/ Matthew Talley
                                 ----------------------------------------------
                                 Matthew Talley

                                 /s/ Mark Talley
                                 ----------------------------------------------
                                 Mark Talley

                                 MARK ANDREW TALLEY FAMILY TRUST #1

                                 /s/ Mark A. Talley
                                 ----------------------------------------------
                                 Mark A. Talley, as Trustee

                                 MARK ANDREW TALLEY FAMILY TRUST #2

                                 /s/ Mark A. Talley
                                 ----------------------------------------------
                                 Mark A. Talley, as Trustee

                                 MATTHEW TALLEY FAMILY TRUST #1

                                 /s/ Matthew Talley
                                 ----------------------------------------------
                                 Matthew Talley, as Trustee

                                 MATTHEW TALLEY FAMILY TRUST #2

                                 /s/ Matthew Talley
                                 ----------------------------------------------
                                 Matthew Talley, as Trustee

                                 TALLEY MANAGEMENT, INC.
                                 a Texas corporation

                                 By: /s/ J. Ernest Talley
                                     ------------------------------------------
                                 Name: J. Ernest Talley
                                      -----------------------------------------
                                 Title: President
                                       ----------------------------------------

                                 TALLEY PARTNERS, LTD.
                                 a Texas limited partnership

                                 By:      Talley Management, Inc.
                                          its General Partner

                                         By: /s/ J. Ernest Talley
                                             ----------------------------------
                                         Name: J. Ernest Talley
                                              ---------------------------------
                                         Title: President
                                               --------------------------------

                                 TALLEY 1999 TRUST

                                 By: /s/ J. Ernest Talley
                                    -------------------------------------------
                                 J. Ernest Talley, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND


         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000, by and between (i) the Carolyn Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Carolyn Speese GRAT"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Talley Partnership"),
(ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"), and (xvi) Carolyn Speese, an individual ("Mrs. Speese"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, Mrs. Speese has previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Carolyn Speese GRAT will acquire a portion of the Speese Included Shares from Mrs. Speese; and

         WHEREAS, Speese will serve as the sole trustee (the "Trustee") of the Carolyn Speese GRAT; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, the Carolyn Speese GRAT and the Trustee each hereby (i) acknowledges that each of them has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Speese Included Shares in which it holds any direct or indirect pecuniary, beneficial or voting interest. Furthermore, the Carolyn Speese GRAT and Trustee each hereby acknowledges that the Speese Included Shares acquired by the Carolyn Speese GRAT will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Speese Included Shares that the Carolyn Speese GRAT acquires. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns, including, without limitation, any successor Trustee under the Carolyn Speese GRAT; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Carolyn Speese GRAT or Trustee except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. Except as permitted by Section 2.2 of the Stockholders Agreement, the Carolyn Speese GRAT, Trustee, Speese and Mrs. Speese covenant and agree that no Person other than Speese, Mrs. Speese, Stephen Elken, Jessica Speese, Andrew Speese or Allison Speese can or will (A) be a Trustee or a beneficiary of the Carolyn Speese GRAT, or (B) have any direct or indirect pecuniary, beneficial or voting interest in the Carolyn Speese GRAT or the Speese Included Shares held by the Carolyn Speese GRAT. This Agreement shall be attached to and become a part of the Stockholders Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
                                    CAROLYN SPEESE 2000 GRANTOR RETAINED
                                    ANNUITY TRUST

                                    By: /s/ Mark E. Speese
                                       ----------------------------------------
                                    Mark E. Speese, as Trustee

                                    RENT-A-CENTER, INC.
                                    a Delaware corporation

                                    By: /s/ Robert D. Davis
                                       ----------------------------------------
                                    Name: Robert D. Davis
                                         --------------------------------------
                                    Title: Chief Financial Officer
                                          -------------------------------------

                                    APOLLO INVESTMENT FUND IV, L.P.
                                    a Delaware limited partnership

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By:  Apollo Capital Management IV, Inc.
                                              its General Partner

                                            By: /s/ Peter Copses
                                               --------------------------------
                                            Name: Peter Copses
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                    APOLLO OVERSEAS PARTNERS IV, L.P.
                                    an exempted limited partnership registered in the Cayman Islands

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By:  Apollo Capital Management IV, Inc.
                                              its Managing General Partner

                                            By: /s/ Peter Copses
                                               --------------------------------
                                            Name: Peter Copses
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                    /s/ J. Ernest Talley
                                    -------------------------------------------
                                    J. Ernest Talley

                                    /s/ Mark E. Speese
                                    -------------------------------------------
                                    Mark E. Speese


                                    /s/ Carolyn Speese
                                    -------------------------------------------
                                    Carolyn Speese

                                    /s/ Mary Ann Talley
                                    -------------------------------------------
                                    Mary Ann Talley

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley

                                    /s/ Mark Talley
                                    -------------------------------------------
                                    Mark Talley

                                    MARK ANDREW TALLEY FAMILY TRUST #1

                                    /s/ Mark A. Talley
                                    -------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MARK ANDREW TALLEY FAMILY TRUST #2

                                    /s/ Mark A. Talley
                                    -------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #1

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #2

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley, as Trustee

                                    TALLEY MANAGEMENT, INC.
                                    a Texas corporation

                                    By: /s/ J. Ernest Talley
                                       ----------------------------------------
                                    Name: J. Ernest Talley
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------

                                    TALLEY PARTNERS, LTD.
                                    a Texas limited partnership

                                    By:  Talley Management, Inc.
                                         its General Partner

                                         By: /s/ J. Ernest Talley
                                            -----------------------------------
                                         Name: J. Ernest Talley
                                              ---------------------------------
                                         Title: President
                                               --------------------------------

                                    TALLEY 1999 TRUST

                                    By: /s/ J. Ernest Talley
                                       ----------------------------------------
                                    J. Ernest Talley, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000, by and between (i) the Allison Rebecca Speese 2000 Remainder Trust, a trust organized under the laws of the State of Texas, (the "Allison Speese Trust"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Talley Partnership"),
(ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"), (xvi) the Mark Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Mark Speese GRAT"), (xvii) the Carolyn Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Carolyn Speese GRAT"), and (xviii) Carolyn Speese, an individual ("Mrs. Speese"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, Speese, Mrs. Speese, the Mark Speese GRAT and the Carolyn Speese GRAT have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Allison Speese Trust may, in the future, acquire a portion of the Speese Included Shares from Speese, Mrs. Speese or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, the Allison Speese Trust hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Speese Included Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, the Allison Speese Trust acknowledges that any Speese Included Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Speese Included Shares that the Allison Speese Trust acquires. Except as permitted by Section 2.2 of the Stockholders Agreement, the Allison Speese Trust, Speese, and Mrs. Speese covenant and agree that no Person other than Speese, Mrs. Speese, Stephen Elken or Allison Speese can or will have any direct or indirect pecuniary, beneficial or voting interest in the Speese Included Shares held by the Allison Speese Trust. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Allison Speese Trust except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    ALLISON REBECCA SPEESE 2000
                                    REMAINDER TRUST

                                    /s/ Stephen Elken
                                    --------------------------------------------
                                    Stephen Elken, as Trustee

                                    RENT-A-CENTER, INC.
                                    a Delaware corporation

                                    By: /s/ Robert D. Davis
                                       -----------------------------------------
                                    Name: Robert D. Davis
                                         ---------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    APOLLO INVESTMENT FUND IV, L.P.
                                    a Delaware limited partnership

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By: Apollo Capital Management IV, Inc.
                                               its General Partner

                                             By: /s/ Peter Copses
                                                --------------------------------
                                             Name: Peter Copses
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                    APOLLO OVERSEAS PARTNERS IV, L.P.
                                    an exempted limited partnership registered in the Cayman Islands

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By: Apollo Capital Management IV, Inc.
                                               its Managing General Partner

                                             By: /s/ Peter Copses
                                                --------------------------------
                                             Name: Peter Copses
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                    /s/ J. Ernest Talley
                                    --------------------------------------------
                                    J. Ernest Talley

                                    /s/ Mark E. Speese
                                    --------------------------------------------
                                    Mark E. Speese

                                    /s/ Carolyn Speese
                                    --------------------------------------------
                                    Carolyn Speese

                                    /s/ Mary Ann Talley
                                    --------------------------------------------
                                    Mary Ann Talley

                                    /s/ Matthew Talley
                                    --------------------------------------------
                                    Matthew Talley

                                    /s/ Mark Talley
                                    --------------------------------------------
                                    Mark Talley

                                    MARK ANDREW TALLEY FAMILY TRUST #1

                                    /s/ Mark A. Talley
                                    --------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MARK ANDREW TALLEY FAMILY TRUST #2

                                    /s/ Mark A. Talley
                                    --------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #1

                                    /s/ Matthew Talley
                                    --------------------------------------------
                                    Matthew Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #2

                                    /s/ Matthew Talley
                                    --------------------------------------------
                                    Matthew Talley, as Trustee

                                    TALLEY MANAGEMENT, INC.
                                    a Texas corporation

                                    By: /s/ J. Ernest Talley
                                       -----------------------------------------
                                    Name: J. Ernest Talley
                                         ---------------------------------------
                                    Title: President
                                          --------------------------------------

                                    TALLEY PARTNERS, LTD.
                                    a Texas limited partnership

                                    By:  Talley Management, Inc.
                                         its General Partner

                                         By: /s/ J. Ernest Talley
                                            ------------------------------------
                                         Name: J. Ernest Talley
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------

                                    TALLEY 1999 TRUST

                                    By: /s/ J. Ernest Talley
                                       -----------------------------------------
                                    J. Ernest Talley, as Trustee

                                    CAROLYN SPEESE 2000 GRANTOR RETAINED
                                    ANNUITY TRUST

                                    By: /s/ Mark E. Speese
                                       -----------------------------------------
                                    Mark E. Speese, as Trustee

                                    MARK SPEESE 2000 GRANTOR RETAINED
                                    ANNUITY TRUST

                                    By: /s/ Mark E. Speese
                                       -----------------------------------------
                                    Mark E. Speese, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000, by and between (i) the Jessica Elizabeth Speese 2000 Remainder Trust, a trust organized under the laws of the State of Texas, (the "Jessica Speese Trust"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the State of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Talley Partnership"),
(ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"), (xvi) the Mark Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Mark Speese GRAT"), (xvii) the Carolyn Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the State of Texas (the "Carolyn Speese GRAT"), and (xviii) Carolyn Speese, an individual ("Mrs. Speese"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, Speese, Mrs. Speese, the Mark Speese GRAT and the Carolyn Speese GRAT have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Jessica Speese Trust may, in the future, acquire a portion of the Speese Included Shares from Speese, Mrs. Speese or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, the Jessica Speese Trust hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Speese Included Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, the Jessica Speese Trust acknowledges that any Speese Included Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Speese Included Shares that the Jessica Speese Trust acquires. Except as permitted by Section 2.2 of the Stockholders Agreement, the Jessica Speese Trust, Speese, and Mrs. Speese covenant and agree that no Person other than Speese, Mrs. Speese, Stephen Elken or Jessica Speese can or will have any direct or indirect pecuniary, beneficial or voting interest in the Speese Included Shares held by the Jessica Speese Trust. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Jessica Speese Trust except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.


                [Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   JESSICA ELIZABETH SPEESE 2000
                                   REMAINDER TRUST

                                   /s/ Stephen Elken
                                   --------------------------------------------
                                   Stephen Elken, as Trustee

                                   RENT-A-CENTER, INC.
                                   a Delaware corporation

                                   By: /s/ Robert D. Davis
                                      -----------------------------------------
                                   Name: Robert D. Davis
                                        ---------------------------------------
                                   Title: Chief Financial Officer
                                         --------------------------------------

                                   APOLLO INVESTMENT FUND IV, L.P.
                                   a Delaware limited partnership

                                   By:  Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:  Apollo Capital Management IV, Inc.
                                             its General Partner

                                           By: /s/ Peter Copses
                                              ---------------------------------
                                           Name: Peter Copses
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                   APOLLO OVERSEAS PARTNERS IV, L.P.
                                   an exempted limited partnership registered in the Cayman Islands

                                   By:  Apollo Advisors IV, L.P.
                                        its General Partner

                                        By:  Apollo Capital Management IV, Inc.
                                             its Managing General Partner

                                           By: /s/ Peter Copses
                                              ---------------------------------
                                           Name: Peter Copses
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                   /s/ J. Ernest Talley
                                   --------------------------------------------
                                   J. Ernest Talley


                                   /s/ Mark E. Speese
                                   --------------------------------------------
                                   Mark E. Speese

                                   /s/ Carolyn Speese
                                   --------------------------------------------
                                   Carolyn Speese

                                   /s/ Mary Ann Talley
                                   --------------------------------------------
                                   Mary Ann Talley

                                   /s/ Matthew Talley
                                   --------------------------------------------
                                   Matthew Talley

                                   /s/ Mark Talley
                                   --------------------------------------------
                                   Mark Talley

                                   MARK ANDREW TALLEY FAMILY TRUST #1

                                   /s/ Mark A. Talley
                                   --------------------------------------------
                                   Mark A. Talley, as Trustee

                                   MARK ANDREW TALLEY FAMILY TRUST #2

                                   /s/ Mark A. Talley
                                   --------------------------------------------
                                   Mark A. Talley, as Trustee

                                   MATTHEW TALLEY FAMILY TRUST #1

                                   /s/ Matthew Talley
                                   --------------------------------------------
                                   Matthew Talley, as Trustee

                                   MATTHEW TALLEY FAMILY TRUST #2

                                   /s/ Matthew Talley
                                   --------------------------------------------
                                   Matthew Talley, as Trustee

                                   TALLEY MANAGEMENT, INC.
                                   a Texas corporation

                                   By: /s/ J. Ernest Talley
                                      -----------------------------------------
                                   Name: J. Ernest Talley
                                        ---------------------------------------
                                   Title: President
                                         --------------------------------------

                                   TALLEY PARTNERS, LTD.
                                   a Texas limited partnership

                                   By:  Talley Management, Inc.
                                        its General Partner

                                        By: /s/ J. Ernest Talley
                                           ------------------------------------
                                        Name: J. Ernest Talley
                                             ----------------------------------
                                        Title: President
                                              ---------------------------------

                                   TALLEY 1999 TRUST

                                   By: /s/ J. Ernest Talley
                                      -----------------------------------------
                                   J. Ernest Talley, as Trustee

                                   CAROLYN SPEESE 2000 GRANTOR RETAINED
                                   ANNUITY TRUST

                                   By: /s/ Mark E. Speese
                                      -----------------------------------------
                                   Mark E. Speese, as Trustee

                                   MARK SPEESE 2000 GRANTOR RETAINED
                                   ANNUITY TRUST

                                   By: /s/ Mark E. Speese
                                      -----------------------------------------
                                   Mark E. Speese, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                              AGREEMENT TO BE BOUND

         This Agreement to be Bound (the "Agreement") is made this 8th day of November, 2000, by and between (i) the Andrew Michael Speese 2000 Remainder Trust, a trust organized under the laws of the state of Texas, (the "Andrew Speese Trust"), (ii) each of Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., an exempted limited partnership registered in the Cayman Islands acting through its general partner (individually and collectively with their Permitted Transferees (as defined), the "Purchaser"), (iii) J. Ernest Talley, an individual ("Talley"), (iv) Mark E. Speese, an individual ("Speese"), (v) Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"), (vi) Mary Ann Talley, an individual ("Mrs. Talley"), (vii) the Talley 1999 Trust, a trust organized under the laws of the state of Texas (the "Talley Trust"), (viii) Talley Partners, Ltd, a Texas limited partnership (the "Talley Partnership"),
(ix) Talley Management, Inc., a Texas corporation ("Talley Management") and the general partner of the Partnership, (x) Mark Talley, and individual ("Mark Talley"), (xi) Matthew Talley, an individual ("Matthew Talley"), (xii) the Mark Andrew Talley Family Trust #1, a trust organized under the laws of the State of Texas ("Mark Trust #1"), (xiii) the Mark Andrew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Mark Trust #2"), (xiv) the Matthew Talley Family Trust #1, a trust organized under the laws of the State of Texas (the "Matt Trust #1"), (xv) the Matthew Talley Family Trust #2, a trust organized under the laws of the State of Texas (the "Matt Trust #2" and, together with Talley, Mrs. Talley, the Trust, Talley Management, the Partnership, Matt Talley, Mark Talley, Mark Trust #1, Mark Trust #2 and Matt Trust #1, the "Talley Persons"), (xvi) the Mark Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the state of Texas (the "Mark Speese GRAT"), (xvii) the Carolyn Speese 2000 Grantor Retained Annuity Trust, a trust organized under the laws of the state of Texas (the "Carolyn Speese GRAT"), and (xviii) Carolyn Speese, an individual ("Mrs. Speese"). All terms used herein but not defined herein shall have the meaning provided in the Stockholders Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, the Purchaser, the Company, Talley and Speese have each entered into that certain Stockholders Agreement of Renters Choice, Inc., dated as of August 5, 1998 (the "Stockholders Agreement") to impose certain restrictions and obligations upon themselves and the Shares of the Company held by them; and

         WHEREAS, in connection with Talley's estate planning, the parties to the Stockholder's Agreement and the Talley Persons have entered into Agreements to be Bound, dated as of September 9, 1999, supplementing the Stockholder's Agreement; and

         WHEREAS, Speese, Mrs. Speese, the Mark Speese GRAT and the Carolyn Speese GRAT have previously agreed to be bound by the terms of the Stockholders Agreement; and

         WHEREAS, it is currently contemplated that the Andrew Speese Trust may, in the future, acquire a portion of the Speese Included Shares from Speese, Mrs. Speese or an entity created by either or both of them; and

         WHEREAS, pursuant to Section 2.2(d) of the Stockholders Agreement, all Permitted Transferees acquiring any or all of the Speese Included Shares must enter into an instrument confirming that the Permitted Transferee agrees to be bound by the terms of the Stockholders Agreement in the same manner as the Permitted Transferee's transferor.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the acquisition of the Speese Included Shares in the Company, the Andrew Speese Trust hereby (i) acknowledges that it has read the Stockholders Agreement and (ii) agrees to be bound by all the terms and conditions set forth in the Stockholders Agreement as a Permitted Transferee and a Management Stockholder with respect to all Speese Included Shares in which it may hold any direct or indirect pecuniary, beneficial or voting interest, including as an individual, shareholder, trustee, beneficiary or otherwise. Furthermore, the Andrew Speese Trust acknowledges that any Speese Included Shares acquired by it will contain the legend set forth on Exhibit "A" hereto, and the Company covenants to place such a legend on any Speese Included Shares that the Andrew Speese Trust acquires. Except as permitted by Section 2.2 of the Stockholders Agreement, the Andrew Speese Trust, Speese, and Mrs. Speese covenant and agree that no Person other than Speese, Mrs. Speese, Stephen Elken or Andrew Speese can or will have any direct or indirect pecuniary, beneficial or voting interest in the Speese Included Shares held by the Andrew Speese Trust. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that neither this Agreement nor any rights or obligations hereunder may be transferred by the Andrew Speese Trust except to a Permitted Transferee in accordance with Section 2.2 of the Stockholders Agreement. This Agreement shall be attached to and become a part of the Stockholders Agreement.


                [Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    ANDREW MICHAEL SPEESE 2000
                                    REMAINDER TRUST

                                    /s/ Stephen Elken
                                    --------------------------------------------
                                    Stephen Elken, as Trustee

                                    RENT-A-CENTER, INC.
                                    a Delaware corporation

                                    By: /s/ Robert D. Davis
                                       -----------------------------------------
                                    Name: Robert D. Davis
                                         ---------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                    APOLLO INVESTMENT FUND IV, L.P.
                                    a Delaware limited partnership

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By:  Apollo Capital Management IV, Inc.
                                              its General Partner

                                            By: /s/ Peter Copses
                                               ---------------------------------
                                            Name: Peter Copses
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                    APOLLO OVERSEAS PARTNERS IV, L.P.
                                    an exempted limited partnership registered in the Cayman Islands

                                    By:  Apollo Advisors IV, L.P.
                                         its General Partner

                                         By:  Apollo Capital Management IV, Inc.
                                              its Managing General Partner

                                            By: /s/ Peter Copses
                                               ---------------------------------
                                            Name: Peter Copses
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                    /s/ J. Ernest Talley
                                    --------------------------------------------
                                    J. Ernest Talley


                                    /s/ Mark E. Speese
                                    -------------------------------------------
                                    Mark E. Speese

                                    /s/ Carolyn Speese
                                    -------------------------------------------
                                    Carolyn Speese

                                    /s/ Mary Ann Talley
                                    -------------------------------------------
                                    Mary Ann Talley

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley

                                    /s/ Mark Talley
                                    -------------------------------------------
                                    Mark Talley

                                    MARK ANDREW TALLEY FAMILY TRUST #1

                                    /s/ Mark A. Talley
                                    -------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MARK ANDREW TALLEY FAMILY TRUST #2

                                    /s/ Mark A. Talley
                                    -------------------------------------------
                                    Mark A. Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #1

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley, as Trustee

                                    MATTHEW TALLEY FAMILY TRUST #2

                                    /s/ Matthew Talley
                                    -------------------------------------------
                                    Matthew Talley, as Trustee

                                    TALLEY MANAGEMENT, INC.
                                    a Texas corporation

                                    By: /s/ J. Ernest Talley
                                       ----------------------------------------
                                    Name: J. Ernest Talley
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------

                                    TALLEY PARTNERS, LTD.
                                    a Texas limited partnership

                                    By:  Talley Management, Inc.
                                         its General Partner

                                         By: /s/ J. Ernest Talley
                                            -----------------------------------
                                         Name: J. Ernest Talley
                                              ---------------------------------
                                         Title: President
                                               --------------------------------

                                    TALLEY 1999 TRUST

                                    By: /s/ J. Ernest Talley
                                       ----------------------------------------
                                    J. Ernest Talley, as Trustee

                                    CAROLYN SPEESE 2000 GRANTOR RETAINED
                                    ANNUITY TRUST

                                    By: /s/ Mark E. Speese
                                       ----------------------------------------
                                    Mark E. Speese, as Trustee

                                    MARK SPEESE 2000 GRANTOR RETAINED
                                    ANNUITY TRUST

                                    By: /s/ Mark E. Speese
                                       ----------------------------------------
                                    Mark E. Speese, as Trustee

                                   Exhibit "A"

                                     Legend

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR FROM REGISTRATION OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

         THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 5, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.